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                                                                    EXHIBIT 10.2







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                             SUPPLEMENTAL INDENTURE

                                      NO. 3


                                       TO


                      INDENTURE DATED AS OF MARCH 20, 2001





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                  This SUPPLEMENTAL INDENTURE NO. 3 to INDENTURE (this
"Supplemental Indenture") is entered into among Lear Corporation, a Delaware corporation (the "Company"), Lear Operations Corporation, a Delaware corporation ("LOC"), Lear Seatings Holdings Corp. # 50, a Delaware corporation ("Lear No. 50"), Lear Corporation EEDS and Interiors, a Delaware corporation ("Lear Interiors"), Lear Technologies, LLC, a Delaware limited liability company ("Lear Tech"), Lear Midwest Automotive, Limited Partnership, a Delaware limited partnership ("LMA"), Lear Automotive (EEDS) Spain S.L., an entity organized under the laws of Spain ("Lear Spain"), Lear Corporation Mexico, S.A. de C.V., an entity organized under the laws of Mexico ("Lear Mexico"), Lear Corporation (Germany) Ltd., a Delaware corporation ("Lear Germany"), and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee").

                                    RECITALS


                  WHEREAS, the Company, LOC, Lear No. 50, Lear Interiors, Lear Tech, LMA, Lear Spain, Lear Mexico and the Trustee are parties to that certain Indenture dated as of March 20, 2001, as supplemented by Supplemental Indenture No. 1 dated as of November 16, 2001 and Supplemental Indenture No. 2 dated as of January 15, 2002 (the "Indenture"), providing for the issuance and delivery by the Company of its 8 1/8% Senior Notes due 2008 (the "Notes");

                  WHEREAS, Lear Germany, a direct subsidiary of the Company, will become, concurrently with the execution and delivery of this Supplemental Indenture, a guarantor under the Principal Credit Facilities; and

                  WHEREAS, pursuant to Section 10.06 of the Indenture, any subsidiary of the Company that becomes a guarantor under the Principal Credit Facilities is required to become a Guarantor under the Indenture;

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes:

                  SECTION 1. GUARANTEE.

                   For value received, Lear Germany hereby agrees to become a party to the Indenture as a Guarantor under and pursuant to Article 10 of the Indenture and to jointly and severally unconditionally guarantee to each Holder and the Trustee (a) the due and punctual payment in full of principal of and interest on the Notes when due, whether at stated maturity, upon acceleration, redemption or otherwise, (b) the due and punctual payment in full of interest on the overdue principal of and, to the extent permitted by law, interest on the Notes, and (c) the due and punctual payment of all other Obligations of the Company and the other Guarantors to the Holders and the Trustee under the Indenture and the Notes, including, without limitation, the payment of fees, expenses, indemnification or other amounts.


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                  SECTION 2.  MISCELLANEOUS.

                  2.1. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  2.2. Confirmation of the Indenture. Except as amended hereby, the Indenture shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  2.3. Multiple Counterparts. The parties may sign multiple counterparts of this Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

                  2.4. Separability. Each provision of this Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  2.5. Headings. The captions of the various section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  2.6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

                  2.7. Definitions. All terms defined in the Indenture shall have the same meaning in this Supplemental Indenture unless otherwise defined herein.

                            [signature page follows]

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                  IN WITNESS WHEREOF, the parties hereto caused this
Supplemental Indenture to be duly executed as of this 15th day of December, 2005.


                                  LEAR CORPORATION


                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Executive Vice President
                                                and Chief Financial Officer


                                  LEAR OPERATIONS CORPORATION


                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Vice President


                                  LEAR SEATINGS HOLDINGS CORP. # 50


                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Vice President and Treasurer


                                  LEAR CORPORATION EEDS AND INTERIORS


                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Vice President and Chief
                                                Financial Officer


                                  LEAR TECHNOLOGIES, LLC
                                  By:  Lear Corporation,
                                  its Sole Member

                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Executive Vice President
                                                and Chief Financial Officer

                                       -4-
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                                  LEAR MIDWEST AUTOMOTIVE, LIMITED PARTNER
                                  By:  Lear Corporation Mendon,
                                  as General Partner


                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Vice President and Treasurer


                                  LEAR AUTOMOTIVE (EEDS) SPAIN S.L.


                                  By:    /s/ Paul Jefferson
                                        ------------------------------
                                        Name:  Paul Jefferson
                                        Title:  Managing Director



                                  LEAR CORPORATION MEXICO, S.A. de C.V.


                                  By:    /s/ James M. Brackenbury
                                        ------------------------------
                                        Name:  James M. Brackenbury
                                        Title:  President



                                  LEAR CORPORATION (GERMANY) LTD.


                                  By:    /s/ David C. Wajsgras
                                        ------------------------------
                                        Name:  David C. Wajsgras
                                        Title:  Vice President and Treasurer


                                  THE BANK OF NEW YORK, as Trustee


                                  By:    /s/ Luis Perez
                                        ------------------------------
                                        Name:  Luis Perez
                                        Title:


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